POWER OF ATTORNEY

         I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a "Trust" and collectively, the "Trusts"), hereby constitute and appoint Dorothy E. Bourassa, John F. Cogan, Jr., Daniel K. Kingsbury and Vincent Nave, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

         IN WITNESS WHEREOF, I have hereunder set my hand as of this 16th day of April, 2007.



/s/ Mary K. Bush                                     /s/ David R. Bock
----------------                                     -----------------
Mary K. Bush                                         David R. Bock



/s/ John F. Cogan, Jr.                               /s/ Margaret B.W. Graham
----------------------                               ------------------------
John F. Cogan, Jr.                                   Margaret B.W. Graham



/s/ Daniel K. Kingsbury                              /s/ Thomas J. Perna
---------------------------                          -------------------
Daniel K. Kingsbury                                  Thomas J. Perna



/s/ Stephen K. West                                  /s/ Marguerite A. Piret
-------------------                                  -----------------------
Stephen K. West                                      Marguerite A. Piret



/s/ Vincent Nave                                     /s/ John Winthrop
-------------------                                  -----------------------
Vincent Nave                                         John Winthrop

                                POWER OF ATTORNEY
                                     ANNEX A

Pioneer Bond Fund *                                                Pioneer Series Trust III:
Pioneer Diversified High Income Trust                                 Pioneer Cullen Value Fund
Pioneer Emerging Markets Fund                                      Pioneer Series Trust IV: *
Pioneer Equity Income Fund                                            Pioneer Classic Balanced Fund
Pioneer Equity Opportunity Fund                                       Pioneer Government Income Fund
Pioneer Europe Select Equity Fund                                     Pioneer Institutional Money Market Fund
Pioneer Floating Rate Trust                                           Pioneer International Core Equity Fund
Pioneer Fund *                                                        Pioneer Treasury Reserves Fund
Pioneer Fundamental Growth Fund                                    Pioneer Series Trust V:
Pioneer Global High Yield Fund                                        Pioneer Global Select Equity Fund
Pioneer Growth Shares                                                 Pioneer High Income Municipal Fund
Pioneer High Income Trust                                             Pioneer Oak Ridge All Cap Growth Fund
Pioneer High Yield Fund                                               Pioneer Select Research Growth Fund
Pioneer Ibbotson Allocation Series: *                                 Pioneer Select Research Value Fund
   Pioneer Ibbotson Aggressive Allocation Fund                     Pioneer Series Trust VI:
   Pioneer Ibbotson Conservative Allocation Fund                      Pioneer Floating Rate Fund
   Pioneer Ibbotson Growth Allocation Fund                         Pioneer Short Term Income Fund *
   Pioneer Ibbotson Moderate Allocation Fund                       Pioneer Small Cap Value Fund
Pioneer Independence Fund                                          Pioneer Strategic Income Fund
Pioneer Interest Shares                                            Pioneer Tax Advantaged Balanced Trust
Pioneer International Equity Fund                                  Pioneer Tax Free Income Fund *
Pioneer International Value Fund                                   Pioneer Value Fund *
Pioneer Mid Cap Growth Fund                                        Pioneer Variable Contracts Trust: *
Pioneer Mid Cap Value Fund *                                          Pioneer America Income VCT Portfolio
Pioneer Money Market Trust: *                                         Pioneer Bond VCT Portfolio
   Pioneer Cash Reserves Fund                                         Pioneer Core Bond VCT Portfolio
Pioneer Municipal High Income Trust                                   Pioneer Cullen Value VCT Portfolio
Pioneer Municipal High Income Advantage Trust                         Pioneer Emerging Markets VCT Portfolio
Pioneer Protected Principal Trust:                                    Pioneer Equity Income VCT Portfolio
   Pioneer Protected Principal Plus Fund                              Pioneer Equity Opportunity VCT Portfolio
   Pioneer Protected Principal Plus Fund II                           Pioneer Fund VCT Portfolio
Pioneer Real Estate Shares                                            Pioneer Global High Yield VCT Portfolio
Pioneer Research Fund                                                 Pioneer Growth Opportunities VCT Portfolio
Pioneer Select Equity Fund                                            Pioneer Growth Shares VCT Portfolio
Pioneer Select Value Fund                                             Pioneer High Yield VCT Portfolio
Pioneer Series Trust I: *                                             Pioneer Ibbotson Aggressive Allocation VCT Portfolio
   Pioneer Oak Ridge Large Cap Growth Fund                            Pioneer Ibbotson Growth Allocation VCT Portfolio
   Pioneer Oak Ridge Small Cap Growth Fund                            Pioneer Ibbotson Moderate Allocation VCT Portfolio
Pioneer Series Trust II: *                                            Pioneer International Value VCT Portfolio
    Pioneer AmPac Growth Fund                                         Pioneer Mid Cap Value VCT Portfolio
    Pioneer AMT-Free CA Municipal Fund                                Pioneer Money Market VCT Portfolio
    Pioneer AMT-Free Municipal Fund                                   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
    Pioneer Growth Leaders Fund                                       Pioneer Real Estate Shares VCT Portfolio
    Pioneer Growth Opportunities Fund                                 Pioneer Small and Mid Cap Growth VCT Portfolio
    Pioneer Small and Mid Cap Growth Fund                             Pioneer Small Cap Value VCT Portfolio
    Pioneer Strategic Growth Fund                                     Pioneer Strategic Income VCT Portfolio
    Pioneer Tax Free Money Market Fund                                Pioneer Value VCT Portfolio

*  Mr. Kingsbury and Mr. West are not Trustees of this Trust.